497(e)
                                                                      333-103202

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 19, 2005 TO THE VARIABLE
LIFE INSURANCE PROSPECTUSES AND SUPPLEMENTS TO
PROSPECTUSES OF AXA EQUITABLE LIFE INSURANCE COMPANY
DATED MAY 1, 2004


INCENTIVE LIFE(SM) '02
SURVIVORSHIP INCENTIVE LIFE(SM) '02
IL COLI(SM)
IL COLI(SM) '04
PARAMOUNT LIFE(SM)
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information dated May 1, 2004 as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus, or call (212) 554-1234.


POLICY ISSUANCE

     1. In the section "More information about procedures that apply to your policy," under "Policy issuance," the second bullet under "Register 1. date" is deleted in its entirety and replaced with the following:

          o If we do not receive your full minimum initial premium at our Administrative Office before the issue date, or if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.

     2. In the section "More information about procedures that apply to your policy," under "Policy issuance," the paragraph under "Investment 2. start date" is deleted in its entirety and replaced with the following:

               INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.






                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234

                                                                          X00865
EVM-417 (2/05)                                               Cat.# 134543 (2/05)